Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

Property and equipment consisted of the following:

	At December 31,
	2020	2019
	(in thousands)
Leasehold improvements	$276	$247
Furniture and equipment	1,077	391

Total cost of property and equipment	1,353	638
Less: accumulated depreciation	(152)	(339)

Total property and equipment, net	$1,201	$299